                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 31, 2001

                            UNITED TRUST GROUP, INC.
             (Exact Name of Registrant as specified in its charter)

        ILLINOIS                    0-16867                           37-1172848
(State or other Juris-             (Commission                  (I.R.S. Employer
diction of incorporation           File Number)              identification No.)

                             5250 SOUTH SIXTH STREET
                                  P.O. BOX 5147
                              SPRINGFIELD, IL 62705

          (Address of principal executive offices, including zip code)

        Registrant's telephone number, including area code (217)-241-6300

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

With the doubling of annual  listing fees  beginning in 2002 from previous years by the NASDAQ,  United Trust Group, Inc. has decided to voluntarily  de-list the
Company's  stock from  quotation on the NASDAQ small cap market.  The  voluntary de-listing of the stock  (symbol  "UTGI") was effective at the close of business on December 31, 2001.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                            UNITED TRUST GROUP, INC.
                                  (Registrant)

                                                By:  /s/ Randall L. Attkisson
                                                     Randall L. Attkisson
                                                     President , Chief Operating
                                                     Officer and Director

                                                By:  /s/ Theodore C. Miller
                                                     Theodore C. Miller
                                                     Senior Vice President and
                                                     Chief Financial Officer

Date:  December 31, 2001